Exhibit 99.1

Ticker: MRIC Investor Presentation November, 2016 Transforming minimally invasive neurosurgery by enabling real-time visualization with MRI © 2016 MRI INTERVENTIONS, INC. | 1

Forward Looking Statements Certain statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements often can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” or the negative of these words or other words of similar meaning. Forward-looking statements by their nature address matters that, to different degrees, are uncertain and involve risk. Uncertainties and risks may cause MRI Interventions’ actual results and the timing of events to differ materially from those expressed in or implied by MRI Interventions’ forward-looking statements. Particular uncertainties and risks include, among others: demand and market acceptance of our products; our ability to successfully expand, and achieve full productivity from, our sales, clinical support and marketing capabilities; availability and adequacy of reimbursement from third party payors for procedures utilizing our products; the sufficiency of our cash resources to maintain planned commercialization efforts and research and development programs; future actions of the FDA or any other regulatory body that could impact product development, manufacturing or sale; our ability to protect and enforce our intellectual property rights; our dependence on collaboration partners; the impact of competitive products and pricing; the impact of the commercial and credit environment on us and our customers and suppliers; and our ability to successfully complete the development of, and to obtain regulatory clearance or approval for, our ClearTrace system. More detailed information on these and additional factors that could affect MRI Interventions’ actual results and the timing of events are described in its filings with the Securities and Exchange Commission. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements made in this presentation to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statements are based. © 2016 MRI INTERVENTIONS, INC. | 2

MRI Interventions Investment Opportunity

MRI INTERVENTIONS

Commercial Business

- **Focused commercial effort in neurosurgery; FDA/CE cleared products**
  - ClearPoint® System enables real-time MRI guidance for multiple procedures in neurosurgery
  - Products are FDA-cleared, CE-marked; 45+ hospitals
  - Capital equipment sale leads to strong recurring revenue, on per procedure basis. Several quarters of increasing procedures

Drug Delivery Upside

- **Growing Presence in Drug Delivery**
  - ClearPoint System now in 7 biotech/pharma clinical trials;
  - Virtual "portfolio" of biotech-like opportunities
  - Delivery of drugs dependent upon use of our products
  - Recent strategic investment by Voyager Therapeutics

Investment Timing

- **Several near-term milestones:**
  - Growth of laser therapy for ablation of tumors and seizure sites
  - Voyager reports results of first 10 patients in Parkinson's trial – Q4, 2016
  - UniQure to review results of first two cohorts in their Phase 1 Parkinson's trial – Q1, 2017
  - Additional drug company milestones throughout 2017

© 2016 MRI INTERVENTIONS, INC. | 3

Key Procedures for Our Technology
...and the challenges we address

Therapies	Patient Populations	Key Challenges We Address
Deep Brain Stimulation Medtronic St. Jude* Boston Scientific*	Parkinson's Disease; Dystonia	• 65% plus opt-out rate for DBS due to fear of surgery itself • Elimination of stereotactic headframe; patient friendly procedure
Laser Ablation Visualase/Medtronic Monteris	Epilepsy; Brain Tumor	• Two room procedure • Patient transport mid-procedure • Accuracy of ablation is critical
Drugs/Biologics Voyager UniQure Merrimack Int'l Stem Cell Medicenna Plus others	Parkinson's Disease; Brain Tumor	• Precise, Controlled Delivery is Essential • Drug diffusion visualization is a must have • *Need for ClearPoint underscored by Voyager's investment*

© 2016 MRI INTERVENTIONS, INC. | 4

ClearPoint® Neuro Navigation System

Utilizes an existing diagnostic or intraoperative MRI to enable real time, intra-operative MRI Imaging during Neurosurgery

MRI INTERVENTIONS

CLEARPOINT

- **ClearPoint Software**
  - Proprietary software for targeting and trajectory calculation / determination
  - Dicom image based



- **MRI Safe Hardware**
  - MRI safe head fixation frame, monitor, other components for the procedure



- **SmartFrame®; SmartGrid®**
  - Single use devices, with MRI fiducials "seen" in MRI images, enable targeting and trajectory calculations
  - Proprietary drape for creating sterile environment
  - Per procedure revenue

Compatible with All Major MRI Platforms

SIEMENS | PHILIPS | GE Healthcare | IMRIS | BrainSUITE

© 2016 MRI INTERVENTIONS, INC. | 5

Without ClearPoint, Minimally Invasive Neuro Procedures Are Performed “Blind” Conventional Stereotactic Procedure ClearPoint Neuro Procedure No real time images – images from earlier in the day or week 80% of interviewed neurosurgeons/neurologists believe real time MRI-guidance will or can become the future of functional neurosurgery. (*) *Interviews conducted by a third party on behalf of MRI Interventions (n=36) © 2016 MRI INTERVENTIONS, INC. | 6

ClearPoint Procedure Overview Target Selection & Entry Planning © 2016 MRI INTERVENTIONS, INC. | 7

ClearPoint Procedure Overview SmartFrame® Trajectory Guide Trajectory Alignment & Device Insertion SmartFrame® Hand Controller © 2016 MRI INTERVENTIONS, INC. | 8

Clinical Support, Validation

MRI INTERVENTIONS

Notable Neurosurgeon Supporters



Dr. Philip Starr
ASSFN Past President



Dr. Paul Larson
UCSF & VA



Dr. Robert Gross
Emory University



Dr. Robert Wharen, Jr.
Mayo Clinic - Jacksonville



Dr. Krys Bankiewicz
Bankiewicz Lab, UCSF



Dr. Russ Lonser
OSU - NIH

Published Peer-Reviewed Journal Support


OPERATIVE
NEUROSURGERY

© 2016 MRI INTERVENTIONS, INC. | 9

Patented Intellectual Property

Over 100 issued patents around the world

70+ U.S. Patents	45+ OUS Patents	20+ U.S. Patent Applications	30+ OUS Patent Applications



- ***Issued patents cover areas such as:*** MRI-guided surgical systems that include software and devices; the SmartFrame® trajectory guide; other ClearPoint® disposable components; active intracranial probes; MRI-compatible catheters and Hand Drill; MRI-safety technology; Scalp Mount Base

- Key ClearPoint-related patents do not begin to expire until 2027

© 2016 MRI INTERVENTIONS, INC. | 10

MRIC’s Unique Opportunity in Drug Delivery Major Challenges in Delivering Drugs to the Brain - Blood brain barrier blocks systemic delivery (pills, shots, IV) of almost all drugs 98% of small molecules - Direct injection without ClearPoint is blind, so target is frequently missed - Neopharm Trial-51% of 572 catheters failed to meet all positioning criteria Major Benefits of Drug Delivery with ClearPoint - Eliminates the blood brain barrier issue - Neurosurgeon sees that target is reached - Surgeon can watch drug infusion real time, is able to see appropriate coverage - Reduces/eliminates unwanted systemic side effects - Reduces dosage levels (as little as 1/300th of systemic volume) Business Model MRIC Partners with Drug Companies and Researchers - MRIC provides ClearPoint; Drug company provides drug candidate - Drug company/sponsor pays for trial - If drug is approved, MRIC gets device revs (~$7,000 -$14,000/case); Drug co gets drug revenues Provides MRIC with “biotech-like upside” without “all or nothing downside” © 2016 MRI INTERVENTIONS, INC. | 11

ClearPoint Drug Delivery w/ SmartFlow® Cannula SmartFrame targeting cannula, visible under MRI SmartFlow Cannula Inserted to target in the brain Drug infusion is visible under real-time MRI Highly precise delivery is evident in the putamen Example of MR-guided infusion of AAV2-AADC in a patient from dose Cohort2. In this patient 3 sites in the putamen were targeted...* Conclusion: Administration of gene delivery under MR-guidance and MR-monitoring is important to assure proper targeting and vector distribution in the PD putamen. *Poster presented by Bankiewicz, K. et. al; Movement Disorder Society, June 2016, * CAUTION: SmartFlow® Cannula is approved for injection of Cytarabine or removal of CSF from the ventricles during intracranial procedures. Uses other than the approved indication are limited by Federal law to investigational use. © 2016 MRI INTERVENTIONS, INC. | 12

ClearPoint Drug Delivery w/ SmartFlow Cannula

- MR visualization of neuro target
- MR-guided placement of catheter
- Therapeutic agent delivered under MR-guidance*



18 mm
3 mm
1.68 mm

Specialized, FDA-cleared drug delivery cannula's / catheters

Growing Set of Peer-reviewed Publications…



Laboratory Investigation
Stereotactic and Functional Neurosurgery
Novel Platform f
Enhanced Delive
Validation in No
original article
Interventional MRI-guided Putaminal Delivery of AAV2-GDNF for a Planned Clinical Trial in Parkinson's Disease
Key Words
Abstract
KARGER
INTRODUCTION

Conclusion: The ClearPoint system allows Real-time Convection-enhanced Delivery to be performed with a high level of precision, predictability, and safety.

* CAUTION: SmartFlow® Cannula is approved for injection of Cytarabine or removal of CSF from the ventricles during intracranial procedures. Uses other than the approved indication are limited by Federal law to investigational use.

© 2016 MRI INTERVENTIONS, INC. | 13

ClearPoint's Use in Drug Delivery

Seven Programs Underway Now...

MRI INTERVENTIONS

Current Drug Delivery Trials Utilizing the ClearPoint System:

Voyager THERAPEUTICS	**AAV2-hAADC for Parkinson's disease** • Phase 1 Study at UCSF Initial sponsorship by Michael J. Fox Foundation	NATIONAL INSTITUTES OF HEALTH	**IL13 for Brain Tumor** • Phase 1 study at the NIH
uniQure	**AAV2-GDNF for Parkinson's disease** • Phase 1 Study at the NIH	MEMORIAL SLOAN-KETTERING CANCER CENTER ESTABLISHED 1884	**Radio Immunotherapy for Brain Tumor** • Phase 1 Study at MSK
MEDICENNA THERAPEUTICS, INC.	**MDNA55 for Recurrence or Progression of Glioblastoma** • Preparing Phase 2	MERRIMACK PHARMACEUTICALS	**Nanoliposomal Irinotecan for Brain Tumor** • Phase 1 Study at UCSF
INTERNATIONAL STEMCELL CORPORATION	**Human Parthenogenetic Stem Cell-Derived Neural Stem Cells for Parkinson's disease** • Pre-clinical leading to Ph. 1		

The ClearPoint System is being used in the ongoing Phase 1b clinical trial of VY-AADC01 as a treatment for advanced Parkinson's disease, and we expect to continue to use the ClearPoint System in future clinical trials of VY-AADC01 and any other of our product candidates that are injected directly into the brain. *IPO S-1, Voyager Therapeutics*

© 2016 MRI INTERVENTIONS, INC. | 14

ClearPoint Revenue Model BUSINESS MODEL - RAZOR / RAZORBLADE ClearPoint Hardware/Software: $100,000 - $150,000 ASP ClearPoint Disposables: $7,500 (average) ASP per procedure with potentially strong margins Recurring revenue from the sale of disposables Procedures covered by existing inpatient DRG reimbursement codes © 2016 MRI INTERVENTIONS, INC. | 15

Growing the ClearPoint Footprint Installed Base of 45 sites in the US Europe: Warsaw, Poland © 2016 MRI INTERVENTIONS, INC. | 16

ClearPoint US Market Opportunity

	Parkinson's	Epilepsy	Brain Tumors
Total Prevalence (US)	1,500,000	2,200,000	80,000 *(annual diagnosis)*
Prevalence – Drug Treatment Resistant (DTR)	125,000	264,000	
Incidence – DTR	7,500	18,000	Resections: 80,000 Stereotactic Biopsy: 10,000
ClearPoint Enabled Therapy	Electrode Placement (DBS)	Laser Ablation RNS[1]	Biopsy / Laser Ablation / Drug Delivery
Potential ClearPoint Procedures, Annually[2]	12,500	28,000	14,500

55,000+ Potential Procedures Per Year

Note: Prevalence and Incidence based on either market research conducted by a third party on behalf of MRI Interventions or research conducted by MRI Interventions of publicly available sources.

(1) Responsive neurostimulation device (RNS)

(2) Potential Annual ClearPoint Procedures based upon 5% of prevalence and 85% of incidence; Potential Annual ClearPoint Procedures for brain tumors based on market research conducted by a third party on behalf of MRI Interventions.

© 2016 MRI INTERVENTIONS, INC. | 17

ClearPoint Consumable Revenues © 2016 MRI INTERVENTIONS, INC. | 18

Total Revenue, 2014 - 2016 © 2016 MRI INTERVENTIONS, INC. | 19

Cash Flow From Operations © 2016 MRI INTERVENTIONS, INC. | 20

Experienced, Medical Device Leadership Team

Key Management
Executive	Title	Prior Experience
Frank Grillo	President, CEO
Peter Piferi	COO
Wendelin Maners	VP Marketing
Robert Korn	VP Sales
Hal Hurwitz	CFO
Board of Directors
Kimble Jenkins,	Maria Sainz	Dr. Phillip Pizzo	Pascal Girin	Timothy	Frank Grillo,
Chairman				Richards	CEO
Spencer	Charles Koob	Andrew Rooke
Major Investor

© 2016 MRI INTERVENTIONS, INC. | 21

Leading a New, Emerging Industry Trend © 2016 MRI INTERVENTIONS, INC. | 22

Ticker: MRIC MRI Interventions, Inc. Irvine, CA 949.900.6833 www.mriinterventions.com Transforming minimally invasive neurosurgery by enabling real-time visualization with MRI © 2016 MRI INTERVENTIONS, INC. | 23